Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.250	1	$460,900.00	0.06%	460,900.00	360	794	74.02
5.500	9	5,532,019.00	0.74	614,668.78	360	755	78.91
5.625	3	2,132,028.00	0.28	710,676.00	360	717	78.90
5.750	13	7,694,328.00	1.03	591,871.38	359	736	76.22
5.875	45	27,633,405.09	3.68	614,075.67	360	741	75.40
5.999	1	569,617.00	0.08	569,617.00	360	681	80.00
6.000	59	35,902,468.00	4.79	608,516.41	360	757	75.11
6.095	1	460,000.00	0.06	460,000.00	360	705	83.64
6.125	155	92,568,113.60	12.34	597,213.64	360	745	70.78
6.220	1	433,500.00	0.06	433,500.00	360	737	85.00
6.250	293	182,117,700.85	24.28	621,562.12	360	749	72.63
6.375	234	144,901,312.42	19.32	619,236.38	359	743	71.80
6.500	187	118,433,264.83	15.79	633,332.97	359	742	73.55
6.625	89	55,667,241.51	7.42	625,474.62	359	745	71.80
6.750	71	40,634,065.87	5.42	572,310.79	359	738	75.79
6.875	34	21,181,041.68	2.82	622,971.81	359	730	77.04
7.000	7	4,824,399.66	0.64	689,199.95	359	723	77.41
7.125	5	3,532,646.90	0.47	706,529.38	358	745	74.64
7.250	4	2,340,800.00	0.31	585,200.00	360	735	74.15
7.375	3	2,295,293.19	0.31	765,097.73	359	723	73.53
7.500	1	646,559.22	0.09	646,559.22	353	722	72.63
Total	1,216	$749,960,704.82	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.348% per annum. Without the adjustment, the weighted average on the mortgage loans was approximately 6.349% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50,000.01 - 100,000.00	1	$80,000.00	0.01%	80,000.00	6.875	356	730	80.00
150,000.01 - 200,000.00	1	179,797.00	0.02	179,797.00	6.625	355	737	80.00
400,000.01 - 450,000.00	113	49,522,785.01	6.60	438,254.73	6.384	360	739	74.04
450,000.01 - 500,000.00	259	123,326,457.96	16.44	476,163.93	6.331	360	738	73.30
500,000.01 - 550,000.00	228	119,659,663.89	15.96	524,823.09	6.335	359	746	73.02
550,000.01 - 600,000.00	167	96,388,077.40	12.85	577,174.12	6.332	359	746	74.02
600,000.01 - 650,000.00	130	82,110,346.25	10.95	631,618.05	6.374	360	741	71.77
650,000.01 - 700,000.00	63	42,529,947.55	5.67	675,078.53	6.376	360	745	75.42
700,000.01 - 750,000.00	52	37,810,493.02	5.04	727,124.87	6.354	360	747	73.60
750,000.01 - 1,000,000.00	169	148,480,173.03	19.80	878,580.91	6.320	360	745	72.26
1,000,000.01 - 1,500,000.00	20	25,376,905.84	3.38	1,268,845.29	6.446	359	753	66.89
1,500,000.01 - 2,000,000.00	11	20,263,557.87	2.70	1,842,141.62	6.430	360	747	76.58
Above 2,000,000.00	2	4,232,500.00	0.56	2,116,250.00	6.378	360	792	69.11
Total	1,216	$749,960,704.82	100.00%
__________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $616,744.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	79	$44,703,094.74	5.96%	565,861.96	6.387	360	670	72.67
680 - 699	59	34,465,605.42	4.60	584,162.80	6.385	360	689	72.55
700 - 719	196	118,694,289.44	15.83	605,583.11	6.385	360	710	72.51
720 and Above	882	552,097,715.22	73.62	625,961.13	6.335	359	761	73.18
Total	1,216	$749,960,704.82	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 744.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	59	$37,678,187.52	5.02%	638,613.35	6.348	360	746	38.46
50.01 to 55.00	26	17,118,624.84	2.28	658,408.65	6.278	360	754	52.57
55.01 to 60.00	55	34,611,118.15	4.62	629,293.06	6.344	359	745	57.46
60.01 to 65.00	57	35,827,610.15	4.78	628,554.56	6.361	360	735	62.93
65.01 to 70.00	142	90,484,371.29	12.07	637,213.88	6.366	360	744	68.26
70.01 to 75.00	136	84,921,017.38	11.32	624,419.25	6.371	359	748	73.23
75.01 to 80.00	727	441,549,243.68	58.88	607,357.97	6.339	360	744	79.45
80.01 to 85.00	5	2,517,798.75	0.34	503,559.75	6.303	360	744	81.92
85.01 to 90.00	4	2,730,069.77	0.36	682,517.44	6.776	360	740	89.39
90.01 to 95.00	5	2,522,663.29	0.34	504,532.66	6.675	359	719	93.71
Total	1,216	$749,960,704.82	100.00%
_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 73.01%.
(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	54	$34,896,666.18	4.65%	646,234.56	6.362	360	745	38.30
50.01 to 55.00	22	14,599,416.84	1.95	663,609.86	6.274	360	750	52.69
55.01 to 60.00	51	31,195,208.17	4.16	611,670.75	6.320	359	746	56.13
60.01 to 65.00	52	31,457,970.58	4.19	604,960.97	6.313	360	737	62.09
65.01 to 70.00	130	81,821,508.22	10.91	629,396.22	6.358	360	743	68.20
70.01 to 75.00	115	69,277,563.04	9.24	602,413.59	6.371	358	749	72.82
75.01 to 80.00	452	282,792,804.59	37.71	625,647.80	6.331	360	746	78.62
80.01 to 85.00	45	25,655,011.44	3.42	570,111.37	6.407	360	735	78.74
85.01 to 90.00	189	120,213,606.40	16.03	636,050.83	6.356	360	747	78.30
90.01 to 95.00	40	23,676,719.69	3.16	591,917.99	6.335	359	735	81.14
95.01 to 100.00	66	34,374,229.67	4.58	520,821.66	6.445	359	726	79.46
Total	1,216	$749,960,704.82	100.00%
________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 76.67%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	34	$20,198,180.64	2.69%	594,064.14	6.392	360	743	75.41
California	530	325,957,562.61	43.46	615,014.27	6.316	359	746	72.69
Florida	51	30,011,062.09	4.00	588,452.20	6.450	360	742	69.90
Illinois	34	23,169,080.42	3.09	681,443.54	6.344	360	747	73.29
Maryland	39	23,118,109.77	3.08	592,772.05	6.399	360	740	73.95
New Jersey	49	28,502,722.83	3.80	581,688.22	6.399	360	740	71.77
New York	43	27,124,165.07	3.62	630,794.54	6.448	360	745	73.53
Texas	37	24,675,257.35	3.29	666,898.85	6.329	360	740	74.76
Virginia	75	44,070,296.68	5.88	587,603.96	6.328	360	753	74.59
Washington	55	32,769,028.58	4.37	595,800.52	6.339	360	737	72.19
Other (less than 2%)	269	170,365,238.78	22.72	633,328.03	6.368	360	742	73.35
Total	1,216	$749,960,704.82	100.00%
_________
(1)
The Other row in the preceding table includes 33 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.669% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	356	$201,191,233.38	26.83%	565,143.91	6.359	360	731	69.77
Purchase	545	345,199,924.37	46.03	633,394.36	6.328	360	752	76.78
Refinance (Rate/Term)	315	203,569,547.07	27.14	646,252.53	6.374	359	744	69.83
Total	1,216	$749,960,704.82	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	9	$6,376,800.00	0.85%	708,533.33	6.472	360	765	77.52
High-Rise Condominium	1	1,091,600.00	0.15	1,091,600.00	6.500	360	738	79.85
Low-Rise Condominium	66	35,807,255.98	4.77	542,534.18	6.344	360	759	76.49
Planned Unit Development	379	233,656,028.76	31.16	616,506.67	6.331	360	746	73.81
Single Family Residence	761	473,029,020.08	63.07	621,588.73	6.355	359	742	72.28
Total	1,216	$749,960,704.82	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,142	$704,413,970.81	93.93%	616,824.84	6.344	360	744	73.18
Secondary Residence	74	45,546,734.01	6.07	615,496.41	6.421	360	752	70.34
Total	1,216	$749,960,704.82	100.00%
__________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,011	$622,623,239.08	83.02%	615,848.90	6.316	744	73.17
359	106	67,213,551.60	8.96	634,090.11	6.484	739	71.01
358	51	31,296,663.56	4.17	613,660.07	6.464	753	73.68
357	23	14,977,163.75	2.00	651,181.03	6.565	738	70.51
356	4	1,797,201.76	0.24	449,300.44	6.469	737	80.00
355	18	10,306,647.38	1.37	572,591.52	6.672	750	77.68
353	1	646,559.22	0.09	646,559.22	7.500	722	72.63
320	1	575,850.80	0.08	575,850.80	6.500	783	56.60
180	1	523,827.67	0.07	523,827.67	6.375	780	70.93
Total	1,216	$749,960,704.82	100.00%
____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	751	$462,823,091.55	61.71%	616,275.75	6.317	359	745	72.74
120	465	287,137,613.27	38.29	617,500.24	6.400	360	743	73.44
Total	1,216	$749,960,704.82	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,206	$744,734,168.11	99.30%	617,524.19	6.348	360	744	72.97
36	4	2,177,260.71	0.29	544,315.18	6.508	358	728	80.00
60	6	3,049,276.00	0.41	508,212.67	6.381	359	713	77.95
Total	1,216	$749,960,704.82	100.00%